QuickLinks -- Click here to rapidly navigate through this document

ALLIANCE DATA SYSTEMS CORPORATION

LOYALTY MANAGEMENT GROUP CANADA INC.

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        This Fourth Amendment to Amended and Restated Credit Agreement (herein, the "Amendment") is entered into as of March 15, 2002, among Alliance Data Systems Corporation, a Delaware corporation (the "US Borrower"), Loyalty Management Group Canada Inc., an Ontario corporation (the "Canadian Borrower"; the US Borrower and the Canadian Borrower being referred to herein individually as "Borrower" and collectively as the "Borrowers"), the Banks party to the Credit Agreement (as such term is defined below) and Harris Trust and Savings Bank, as a Bank and in its capacity as the Administrative Agent and Collateral Agent under the Credit Agreement (the "Administrative Agent").

PRELIMINARY STATEMENTS

        A. The Borrowers, the Administrative Agent, and the Banks are currently party to a certain Amended and Restated Credit Agreement, dated as of July 24, 1998, and amended and restated as of October 22, 1998 (as amended, restated, modified and supplemented from time to time, the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

        B. The Borrowers have requested that the Administrative Agent and the Banks amend certain covenants and make certain other amendments to the Credit Agreement, and the Administrative Agent and the Banks party hereto are willing to do so under the terms and conditions set forth in this Amendment.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                AMENDMENTS.

        Upon the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be and hereby is amended as follows:

        1.1. The definition of "Change of Control" appearing in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

            "Change of Control" means (i) the US Borrower shall cease to own 100% of the capital stock of the Canadian Borrower, or (ii) the Welsh, Carson, Anderson & Stowe Partnerships in the aggregate shall fail to own a majority of the outstanding common stock of the US Borrower; provided, that (x) common stock owned by employees (either individually or through employee stock ownership or other stock based benefit plans) of the US Borrower and (y) common stock of the US Borrower issued to the public pursuant to one or more public offerings shall not be included in the calculation of ownership interests for purposes of this definition or any "change of control".

        1.2. Section 1.1 of the Credit Agreement shall be amended by adding the following new definition thereto in alphabetical order:

            "364-day Revolver" means a short-term revolving loan facility in an aggregate principal amount not exceeding U.S. $50,000,000 (or its Canadian dollar equivalent) at any one time outstanding extended to the US Borrower or the Canadian Borrower pursuant to a credit agreement by and among the lenders party thereto, the US Borrower and the Canadian Borrower on terms and conditions, including pricing, identical in all material respects to this Agreement, provided that as a condition to the establishment and maintenance of such credit facility there shall be in full force and effect an intercreditor agreement between such lenders and the Banks hereunder in form and substance satisfactory to the Administrative Agent.

        1.3. Section 2.8(B) of the Agreement shall be amended by adding the following as clause (e) thereto:

    "(e) Any reduction of the Total Revolving Loan Commitment shall be made on a pro rata basis between this Agreement and the 364-day Revolver."

        1.4. Section 6.9 of the Credit Agreement shall be amended by deleting the period at the end of clause (j) and inserting in its place a semicolon, and thereafter adding the following new clauses (k) and (l) immediately following clause (j) which clauses shall read as follows:

            (k) Liens securing the 364-day Revolver ranking pari passu with the Obligations hereunder; and

            (l) Liens securing Indebtedness permitted under Section 6.16 (vii) hereof.

        1.5. Section 6.12(a) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

            (a)  Leverage Ratio. The US Borrower shall not permit its Leverage Ratio at any time during any fiscal quarter of the US Borrower to exceed 3.0:1.0.

        1.6. Section 6.13 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

            Section 6.13. Adjusted Consolidated Net Worth. The US Borrower will not permit its Adjusted Consolidated Net Worth at any time to be less than the sum of (i) $500,000,000, plus (ii) an amount equal to 50% of the amount by which the US Borrower's quarterly Consolidated Net Income (determined at the end of each fiscal quarter, commencing March 31, 2002) exceeds zero, plus (iii) 100% of any proceeds from equity issuances of capital stock of the US Borrower (other than (A) the Eligible IPO and (B) in connection with exercises of stock options of the officers, directors and employees of the US Borrower in the ordinary course of business and (C) proceeds of equity issuances of capital stock used to pay the WCAS Subordinated Note pursuant to Section 6.24 hereof).

        1.7. Section 6.16 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

            Section 6.16. Debt Limitation. The US Borrower shall not, and shall not permit any of its Subsidiaries, whether now existing or created in the future, to create or retain any Debt other than (i) any Debt created or retained by the US Borrower or such Subsidiary on or before May 2, 1998, (ii) any Debt created or retained by the US Borrower or such Subsidiary in connection with the funds made available to the Borrowers pursuant to this Agreement (including any intercompany loans of such funds), provided that such loans made by the US Borrower and its Subsidiaries to (x) the Canadian Borrower shall not exceed $20,000,000 and (y) ADSNZ shall not exceed $1,500,000 in aggregate principal amount outstanding at any time, and all such loans from the US Borrower to WFNB shall be made pursuant to and evidenced by the WFNB Note, (iii) issuances by WFNB of certificates of deposit to the extent no Default results therefrom pursuant to the other covenants contained in this Article 6, (iv) intercompany loans not otherwise permitted by clause (ii) of this Section 6.16 made by the US Borrower to ADSI and WFNB, provided that any such intercompany loans to WFNB shall be made pursuant to and evidenced by the WFNB Note, (v) Debt consisting of amounts in excess of $100,000,000 owing to Brylane, L.C. pursuant to the US Borrower's deferred payment plan with Brylane, L.C. as in effect on the Original Effective Date, (vi) Debt of the US Borrower outstanding pursuant to the WCAS Subordinated Note in an aggregate principal amount not to exceed $52,000,000, less all repayments of principal thereof, (vii) obligations of the US Borrower or its Subsidiaries as lessee in respect of leases of property which are capitalized in accordance with generally accepted accounting principles and shown on the balance sheet of the US Borrower and its Subsidiaries and which in the aggregate do not at any one time exceed 10% of the Adjusted Consolidated Net Worth of the US Borrower at such time, (viii) the 364-day Revolver, and (ix) other unsecured Debt of the US Borrower and/or its Subsidiaries not to exceed $10,000,000 in the aggregate outstanding at any time. Notwithstanding anything to the contrary above in this Section 6.16, the US Borrower may, subject to the applicability of the other covenants contained in this Agreement, issue Permitted Subordinated Debt.

        1.8. Section 6.17 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

            Section 6.17. Interest Coverage Ratio. The US Borrower will not permit its Interest Coverage Ratio for any period of four consecutive fiscal quarters, as determined for such four-quarter period ending on the last day of any fiscal quarter, to be less than 3.5:1.0.

        1.9. Section 6.24 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

            Section 6.24. Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of Certain Other Agreements; etc. The US Borrower will not, and will not permit any of its Subsidiaries to, (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or make any pre-payment or redemption as a result of any asset sale, change of control or similar event of (including, in each case, without limitation, by way of depositing with the trustee with respect thereto or any other Person, money or securities before due for the purpose of paying when due) the Subordinated Note, the WCAS Subordinated Note or any Permitted Subordinated Debt or (ii) amend or modify, or permit the amendment or modification of, any provision of the Equity Issuance Documents, the Subordinated Note (other than any amendments thereto made in accordance with Section 6.25), the WCAS Subordinated Note, the License Agreements or the WFNB Note; provided, however, the US Borrower may prepay the (x) Subordinated Note in the aggregate principal amount not to exceed $50,000,000 on or before April 30, 2002, and (y) WCAS Subordinated Note in the aggregate principal amount not to exceed $52,000,000, on or before December 31, 2002, if, and only if, the prepayment of the WCAS Subordinated Note is made directly or indirectly from the proceeds of the US Borrower's follow-on equity offering.

        1.10. The pricing grid set forth on page 3 of Appendix I of the Credit Agreement shall be amended and restated in its entirety to read as set forth below:

Status	Level I
Leverage Ratio	<3.00
Euro-Dollar Margin for B Term Loans	3.25%
Euro-Dollar Margin for All Other Loans	1.50%
Base Rate Margin for B Term Loans	2.25%
Base Rate Margin for all Other Loans	0.50%
Swing Margin	.625%
Applicable Commitment Fee Percentage	.30%

SECTION 2.                DISSOLUTION OF HSI AND HTLI.

        The Borrowers and the Guarantors represent and warrant to the Administrative Agent and the Bank that HSI and HTLI have integrated all of their assets with and into ADSI, and as a result HSI and HTLI have no material assets or liabilities and are to be dissolved on or before May 31, 2002. The Banks hereby consent to the dissolution of HSI and HTLI so long as HSI and HTLI are dissolved on or before May 31, 2002, at which time HSI and HTLI shall automatically be released as Guarantors hereunder and, in connection therewith, the Collateral Agent is hereby authorized to release any financing statements filed against HSI and HTLI as the Borrowers may reasonably request (and at the Borrowers expense).

SECTION 3.                CONDITIONS PRECEDENT.

        The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

          (a)  The Borrowers, the Guarantors, the Administrative Agent, and the Banks shall have executed and delivered this Amendment.

          (b)  The US Borrower shall have paid to the Administrative Agent (for the account of each Bank which executes and delivers this Amendment by the close of business on March 14, 2002), an amendment fee in an amount equal to 0.25% of the sum of such Bank's outstanding Term Loans plus such Bank's Revolving Loan Commitment.

          (c)  All legal matters incident to the execution and delivery of this Amendment and the instruments and documents contemplated hereby shall be satisfactory to the Banks and their counsel.

SECTION 4.                REPRESENTATIONS.

        In order to induce the Banks to execute and deliver this Amendment, each Borrower hereby represents to each Bank that as of the date hereof, after giving effect to this Amendment, the representations and warranties set forth in Section 4 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 4.4 shall be deemed to refer to the most recent financial statements of each Borrower delivered to the Administrative Agent) and, after giving effect to this Amendment, (i) each Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

SECTION 5.                MISCELLANEOUS.

        (a) Each Borrower and Guarantor has heretofore executed and delivered to the Administrative Agent and the Banks certain Security Documents and the other Credit Documents and each Borrower and Guarantor hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, except as described in Section 2 hereof, the Security Documents and the other Credit Documents remain in full force and effect and the rights and remedies of the Administrative Agent, the Collateral Agent and the Banks thereunder, the obligations of each Borrower and Guarantor thereunder, and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Documents and the other Credit Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

        (b) Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        (c) The Borrowers agree to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and otherwise relating to this credit facility.

        (d) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the laws of the State of New York.

[SIGNATURE PAGES TO FOLLOW]

        This Fourth Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

ALLIANCE DATA SYSTEMS CORPORATION
By:	/s/ ROBERT P. ARMIAK
Name:	Robert P. Armiak
Title:	SVP & Treasurer
LOYALTY MANAGEMENT GROUP, CANADA INC.
By:	/s/ ROBERT P. ARMIAK
Name:	Robert P. Armiak
Title:	SVP & Treasurer

        Accepted and agreed to as of the date and year last above written.

HARRIS TRUST AND SAVINGS BANK, in its individual capacity as a Bank and as the Administrative Agent
By:	/s/ THAD D. RASCHE
Name:	Thand D Rasche
Title:	Vice President
JPMORGAN CHASE BANK
By:	/s/ ALLEN K. KING
Name:	Allen K. King
Title:	Vice President
BANK ONE, NA
By:	/s/ MARK WASDEN
Name:	Mark Wasden
Title:	Director
UNION BANK OF CALIFORNIA, N.A.
By:	/s/ ALBERT W. KELLEY
Name:	Albert W. Kelley
Title:	Vice President
THE HUNTINGTON NATIONAL BANK
By:	/s/ NANCY J. CRAMLICE
Name:	Nancy J. Cramlice
Title:	Vice President
KZH ING-2 LLC
By:	/s/ ANTHONY TARROBINO
Name:	Anthony Tarrobino
Title:	Authorized Agent

KZH ING-3 LLC
By:	/s/ ANTHONY TARROBINO
Name:	Anthony Tarrobino
Title:	Authorized Agent
PILGRIM AMERICA HIGH INCOME INVESTMENTS, LTD.
By: Pilgrim Investments, Inc., as its Investment Manager
By:	/s/ MICHEL PRINCE
Name:	Michel Prince, CFA
Title:	Vice President
PILGRIM PRIME RATE TRUST
By: Pilgrim Investments, Inc., as its Investment Manager
By:	/s/ MICHEL PRINCE
Name:	Michel Prince, CFA
Title:	Vice President
PILGRIM CLO 1999-1 LTD.
By: Pilgrim Investments, Inc., as its Investment Manager
By:	/s/ MICHEL PRINCE
Name:	Michel Prince, CFA
Title:	Vice President
SUN TRUST BANK
By:	/s/ BRIAN K. PETERS
Name:	Brian K. Peters
Title:	Managing Director

ARCHIMEDES FUNDING II, LTD.
By: ING Capital Advisors LLC, as Collateral Manager
By:	/s/ GORDON COOK
Name:	Gordon Cook
Title:	Senior Vice President & Portfolio Manager
ARCHIMEDES FUNDING III, LTD.
By: ING Capital Advisors LLC, as Collateral Manager
By:	/s/ GORDON COOK
Name:	Gordon Cook
Title:	Senior Vice President & Portfolio Manager
SEQUILS-ING I (HBDGM), LTD.
By: ING Capital Advisors LLC, as Collateral Manager
By:	/s/ GORDON COOK
Name:	Gordon Cook
Title:	Senior Vice President & Portfolio Manager
VAN KAMPEN PRIME RATE INCOME TRUST
By: Van Kampen Investment Advisory Corp.
By:	/s/ CHRISTINA JAMIESON
Name:	Christina Jamieson
Title:	Vice President

FIRST UNION NATIONAL BANK
By:	/s/ LAURA B. SMITH
Name:	Laura B. Smith
Title:	Vice President

GUARANTORS' CONSENT

        By their execution of the Credit Agreement, the undersigned have heretofore guaranteed certain Guaranteed Obligations under Article 10 of the Credit Agreement. Each of the undersigned hereby consents to the Amendment to the Credit Agreement as set forth above and confirms that all of each of the undersigned's obligations as a Guarantor remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. The undersigned acknowledge that the Administrative Agent and the Banks are relying on these assurances in entering into the Amendment set forth above.

ALLIANCE DATA SYSTEMS CORPORATION
By:	/s/ ROBERT P. ARMIAK
Name:	Robert P. Armiak
Title:	SVP & Treasurer
ADS ALLIANCE DATA SYSTEMS, INC.
By:	/s/ ROBERT P. ARMIAK
Name:	Robert P. Armiak
Title:	SVP & Treasurer

QuickLinks

ALLIANCE DATA SYSTEMS CORPORATION LOYALTY MANAGEMENT GROUP CANADA INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
PRELIMINARY STATEMENTS
GUARANTORS' CONSENT